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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        United Industrial Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:   $125
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     2) Form, Schedule or Registration Statement No.:  Def14A
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     3) Filing Party:  United Industrial Corporation
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     4) Date Filed:  March 31, 1995
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To the Stockholders of United Industrial Corporation:

    We recently mailed to you the Proxy Statement for the Annual Meeting of Stockholders of United Industrial Corporation ("UIC") to be held on May 8, 1995, together with a white proxy card. Enclosed is a revised blue proxy card, which should be used in lieu of the white card which inadvertently contained certain incorrect information with respect to the voting on proposal 3 where no Stockholder instruction is given. If you have already returned the white card, it will be disregarded. Please sign, date and return the enclosed blue proxy card to ensure that your shares are voted. A return envelope which requires no postage if mailed in the United States, is enclosed for your convenience.

                                   United Industrial Corporation
April 5, 1995
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                         UNITED INDUSTRIAL CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 8, 1995

    The undersigned hereby appoints Bernard Fein, Howard M. Bloch and Myron Simons or any of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in the United Industrial Corporation.

The shares represented by this proxy will be voted for proposals 1 and 2, against proposal 3 and in accordance with item 4 if no instruction to the contrary is indicated, or if no instruction is given.

1.  Election of the following nominees as set forth in the proxy statement

    / / FOR the nominees listed below (except as marked to the contrary below)

    / / WITHHELD AUTHORITY to vote for ALL nominees listed below

             Rick S. Bierman, Howard M. Bloch and P. David Bocksch

For, except vote withheld from the following nominee(s):

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2.  To consider and act upon a proposal to ratify the appointment of Ernst &
    Young LLP as Independent Auditors of the Company for 1995.

       / / FOR                / / AGAINST                / / ABSTAIN

3. To consider and act upon a proposal by a certain stockholder, as set forth under "Proposal of a Certain Stockholder" in the accompanying Proxy statement, if brought before the meeting.

       / / FOR                / / AGAINST                / / ABSTAIN

4. In their discretion, to act upon such other matters as may properly come before the meeting or any adjournment thereof.

                           (TO BE SIGNED ON REVERSE SIDE)
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      Please mark, sign, date and return this proxy in the enclosed envelope.

                                             (Note:  Please sign exactly as your
                                             name  appears  hereon.   Executors,
                                             Administrators,    Trustees,   etc.
                                             should so  indicate  when  signing,
                                             giving   full  title  as  such.  If
                                             signer is a corporation, execute in
                                             full corporate  name by  authorized
                                             officer. If shares held in the name
                                             of  two or more persons, all should
                                             sign.)

                                             ___________________________________
                                                Dated                  Signature

                                             ___________________________________
                                                 Dated            Signature if
                                                                  held jointly